Dave Rawden
Interim Chief Financial Officer
Ron McCray
Chairman & Interim Chief Executive Officer
Jason Friesen
Senior Vice President, Chief University Education Officer
Lysa Clemens
Senior Vice President, Transitional Operations and Chief Transformation Officer
CAREER EDUCATION CORPORATION
FIRST QUARTER 2015
INVESTOR CONFERENCE CALL
MAY 6, 2015
Exhibit 99.2

Cautionary Statements & Disclosures
Cautionary Statements & Disclosures

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of
1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “believe,”
“anticipate,” “will,” “expect,” “plan,” “aim,” “continue to” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis.   The Company believes it is useful to present non-
GAAP financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the
Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed  or exceeded expectations.  The most directly comparable GAAP information and a reconciliation between the non-GAAP and
GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website.

Agenda
Agenda
•
Overview of Strategy to Divest or Teach-out Remaining
Career Colleges
•
Snapshot of Career Education’s Future
•
First Quarter Results & Business Highlights
•
Outlook/Guidance
•
Q&A Session

AMERICAN INTERCONTINENTAL UNIVERSITY™

Colorado Technical University®

Update on Turnaround Plan
Update on Turnaround Plan
•
Divest or teach-out remaining Career Colleges
•
Several factors handicapped the Company’s ability to operate programs, including:
•
A prolonged recession with depressed hiring
•
Increasing costs of education and corresponding student debt levels
•
Challenging regulatory environment
•
Right-size corporate overhead
•
Streamline University operations
•
Strategy focused on Universities
–
Colorado Technical University (CTU)
–
American InterContinental University (AIU)
•
Accelerate Company’s path to profitability

Update on Career Colleges and Le Cordon Bleu
Update on Career Colleges and Le Cordon Bleu
Planned Actions for Career Colleges and Le Cordon Bleu
Institution Action Status
Sanford-Brown Teach-Out Teach-outs announced 5/6/15
Missouri College Pursue Divestiture Sale process remains ongoing
Briarcliffe College Pursue Divestiture Sale process remains ongoing
Brooks Institute Asset Held For Sale
Signed purchase agreement; pending
regulatory & accreditor approval
Harrington College Teach-Out
Announced agreement on 3/31/15 with
Columbia College Chicago to transfer
certain students prior to discontinuation
of operations
Le Cordon Bleu Asset Held For Sale
Previously announced sale process
remains ongoing; engaged in discussions
with numerous interested parties

Update on Career Colleges (cont.)
Update on Career Colleges (cont.)
Review of Teach-Out Process
•
A gradual discontinuation of operations
•
Affords students a reasonable opportunity to complete programs before a campus closes
•
Reflects our commitment to student success
–
Many campuses keep serving students for 18 months or more
–
Minimizes negative impacts on faculty, students and staff
•
Solid track record of regulator and accreditor satisfaction with teach-out process

Phase Down of Transitional Group (1)
Transitional
Career College Additions
11
11
25
16
9
25
16
9
24
16
8
13
9
4
4
4
1Q 2015
2Q 2015
3Q 2015
4Q 2015
4Q 2016
4Q 2017
4Q 2018

Review of Transitional Group (Before & After)
Review of Transitional Group (Before & After)
All teach-out schools and Career Colleges for sale will move from the Career
Colleges Group to the Transitional Group. The Company expects all campuses selected for teach-out to be closed by 2018.
16
(1)  Teach-out dates are estimated based on current student enrollment and are subject to change.

Snapshot of Career Education’s Future
Snapshot of Career Education’s Future
Business Highlights
•
The company maintains a competitive
advantage with its online platform, brand
awareness and intellipath
TM
adaptive
learning technology
•
Team is focused on efficient and effective
spending as it continues to streamline
operations, to improve student outcomes
and to reduce costs to be more in-line
with industry peers
•
University Group is profitable and
generates significant positive cash flow
28,000
29,000
30,000
31,000
32,000
33,000
34,000
35,000
0
100
200
300
400
500
600
TTM 1Q
2014
TTM 2Q
2014
TTM 3Q
2014
TTM 4Q
2014
TTM 1Q
2015
Recent University Group Performance
Trailing Twelve Months
Revenue Operating Income Students
The core offering of the organization will be driven by degree-oriented, higher education offered primarily online through regionally accredited universities.
(1)  Total student enrollments are reported
as of each period end date.

•
Continue streamlining operations and strengthening academic
outcomes
•
Invest in technology innovation
– Intellipath adaptive learning technology is a differentiating product
– Developing new mobile application at CTU to enrich student experience
•
Introduce relevant new programs
– Two new recently approved programs rolling out at CTU in May 2015
– New programs at AIU possible in 3Q15
•
Grow corporate partnerships
– 65 new accounts in 2014 plus 9 additional accounts in 2015
– Access to 4 million employees who are possible future students
– Students from partners increased about 40% in 1Q15 versus prior year
•
Generate modest University total student enrollment growth
•
Continue reducing Career College/Transitional losses
Priorities for the University Group
Priorities for the University Group

First Quarter University Group Highlights
First Quarter University Group Highlights
•
Total revenue of $138.2 million
–
Down 0.9% year-over-year
–
Total enrollments fairly flat
•
Operating income $11.7 million
–
Quarterly increase of 7.6% year-over-year
•
Operating margins expanded 70 basis points to 8.5%
–
Driven by continued execution of cost control initiatives

Total Student Enrollments
13,300 (1)
20,600
19,800
11,500
19,800
11,600
20,400
13,500
20,300
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
CTU
AIU

Total University Student Enrollments
Total University Student Enrollments
31,300
32,000
33,900
30,600
10,800
(1)
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014. All other periods each had two AIU start dates.
33,800

Total Student Enrollments
11,800 (1)
10,300
10,400
12,200
18,400
17,900
18,000
18,500
18,400
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
CTU
AIU

Total University Student Enrollments –
Total University Student Enrollments –
Online Only
Online Only
28,900
28,300
30,200
28,600
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014. All other periods each had two AIU start dates.
10,700
(1)
30,600

1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
0
-5
-10
-15
-20
-25
-30
-35
-40
-45
-50
($ millions)
($43.0)
($39.1)
($36.9)
($20.5)
($23.2)

13 Adjusted EBITDA for Career, Transitional, and Disc. Ops Adjusted EBITDA for Career, Transitional, and Disc. Ops

Financial Impacts of Restructuring
Financial Impacts of Restructuring
•
On track with prior Adjusted EBITDA  guidance for Transitional Group
–
Amount needs to be redefined with Career Colleges added to group
•
Developing new guidance on impact of Transitional and discontinued
operations
– Estimating the restructuring charges will range from $40 million to $50 million total
• Approximately $20-$25 million related to severance charges will be paid through 2018
• $20-$25 million related to lease obligations will be paid through 2023, when we anticipate exiting the last lease
–
Estimate for lease obligations includes an estimate for sublease income, which would offset our cash obligations
•
Excluding restructuring charges, additional teach-outs of Career Colleges expected to be accretive to 2015 earnings

Cash, Cash Equivalents, Restricted Cash and Short-Term and Long-Term Investments [1]

$ in millions
$332
$282
$258
$247
$214
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

15 Strong Cash Position Strong Cash Position (1) Balances presented above are quarter end balances and include both continuing and discontinued operations.

Outlook/Guidance
Outlook/Guidance
•
Continue to expect positive Adjusted EBITDA from University
•
Modest total student enrollment growth for University in 2015
•
Expect additional progress reducing real estate obligations for
Transitional and discontinued operations
•
Continue to expect more than $40 million in operating expense reductions in 2015 based on initiatives put in place last year
•
Maintaining year-end cash, cash equivalents, restricted cash and investments balance at $190 million and do not anticipate any impact on compliance with our Credit Agreement
–
Enhanced profitability and liquidity profile should help to
strengthen partnerships with banking partners

Reconciliation of GAAP to Non-GAAP Items
Reconciliation of GAAP to Non-GAAP Items
Adjusted EBITDA Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014
University Group and Corporate:
Pre-tax loss from continuing operations (24,990) $      (7,747) $           (31,651) $         (11,664) $         (21,442) $
Transitional Group operating loss 8,360 10,138 10,856 9,091 7,789
Career Colleges operating loss 22,110 13,650 29,908 16,273 13,922
Interest expense (income), net 2 (38) (120) (177) (25)
Depreciation and amortization
(3)
4,361 5,170 5,402 5,732 6,108
Stock-based compensation
(3)
940 966 950 1,020 1,341
Legal settlements
(3) (5)
- - - (400) 2,850
- - 73 - 77
556 (373) (368) (363) (380)
- - (8,588) - -
93 1,354 - - -
Adjusted EBITDA--University Group and Corporate
(2)
11,432 $       23,120 $          6,462 $            19,512 $          10,240 $
Memo: Advertising Expenses
(3)
50,587 $       36,731 $          50,410 $          37,407 $          46,655 $
Career Colleges, Transitional Group and Discontinued Operations
(4)
:
Pre-tax loss from discontinued operations (102) $           (17,195) $         (15,201) $         (33,046) $         (36,481) $
Transitional Group operating loss (8,360) (10,138) (10,856) (9,091) (7,789)
Career Colleges operating loss (22,110) (13,650) (29,908) (16,273) (13,922)
Loss on sale of business
(8)
- - - 311 -
Depreciation and amortization
(8)
2,351 7,319 7,739 8,662 9,323
Legal settlements
(8)
1,485 - 225 2,000 3,000
6,019 14,203 14,412 7,454 (10)
(2,424) (2,063) (3,343) 920 2,873
(67) 1,029 - - -
Adjusted EBITDA--Career Colleges, Transitional and Discontinued Operations
(2)
(23,208) $      (20,495) $         (36,932) $         (39,063) $         (43,006) $
Consolidated Adjusted EBITDA (11,776) $      2,625 $            (30,470) $         (19,551) $         (32,766) $
Asset impairments
(3)
Unused space charges
(3) (6)
Asset impairments
(8)
Unused space charges
(6) (8)
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(1)
(In thousands)
Insurance recovery
Cumulative adjustment related to revenue recognition
(3) (7)
Cumulative adjustment related to revenue recognition
(7) (8)

Reconciliation of GAAP to Non-GAAP Items –
Reconciliation of GAAP to Non-GAAP Items –
con’t
con’t
(1)
(2)
(3)
Quarterly amounts relate to the University Group and Corporate.
(4)
The Company announced the Culinary Arts segment as held for sale during the fourth quarter of 2014 and it is therefore now reported within discontinued
operations.  Quarterly adjusted EBITDA amounts for Culinary Arts include:
Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014
Pre-tax income (loss) 250 $              (15,927) $          (12,602) $          (19,771) $          (18,021) $
Depreciation and amortization -                  4,504                 4,282                 4,310                 4,268
Legal settlements 775                 -                     -                     2,000                 3,000
Asset impairments -                  10,320               1,523                 7,400                 -
Unused space charges (377)                65                      213                    (467)                   (178)
Cumulative adjustment related to revenue recognition 54                   514                    -                     -                     -
Total 702 $             (524) $                (6,584) $            (6,528) $            (10,931) $
(5)
Legal settlement amounts are net of insurance recoveries.
(6)
(7)
(8)
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its operations.  As a general matter, the company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the company's results have underperformed or exceeded expectations.
Unused space charges represent the net present value of remaining lease obligations less an estimated amount for sublease income as well as the subsequent accretion of these charges.
Revenue recognition adjustment relates to the accounting for students who withdraw from one of our institutions prior to completion of their program.  This adjustment now reflects revenue earned on a cash-basis of accounting beginning in the fourth quarter of 2014 for these students.
Quarterly amounts relate to Career Colleges, the Transitional Group and discontinued operations.
We believe adjusted EBITDA allows us to compare our current operating results with corresponding historical periods and with the operational performance of other companies in our industry because it does not give effect to potential differences caused by items we do not consider reflective of underlying operating performance. We also present adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of performance. In evaluating adjusted EBITDA, investors should be aware that in the future we may incur expenses similar to the adjustments presented above. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of our liquidity.
Non-GAAP financial measures, when viewed in a reconciliation to corresponding GAAP financial measures, provide an additional way of viewing the company's results of operations and the factors and trends affecting the company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
Management assesses results of operations for the University Group and Corporate separately from Career Colleges and the Transitional Group.  As a result, management views adjusted
EBITDA from the University Group and Corporate separately from the remainder of the organization, to assess results and make decisions.  Accordingly, the Career Colleges and Transitional
Group operating losses are added back to pre-tax loss from continuing operations and subtracted from pre-tax loss from discontinued operations.

19 End of Presentation